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                                                                   EXHIBIT 10.16

                        NINTH AMENDMENT TO LOAN AGREEMENT


                  This Ninth Amendment to Loan Agreement is effective as of April 1, 2006, by and between DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                    RECITALS:

                  A. Borrower and the Lender entered that certain Loan Agreement dated June 4, 1999, as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2002, as amended by that certain Second Amendment to Loan Agreement dated as of October 1, 2002, as amended by that certain Third Amendment to Loan Agreement dated as of January 1, 2003, as amended by that certain Fourth Amendment to Loan Agreement dated as of June 18, 2003, as amended by that certain Fifth Amendment to Loan Agreement dated as of July 1, 2003, as amended by that certain Sixth Amendment to Loan Agreement dated as of June 30, 2004, as amended by that certain Seventh Amendment to Loan Agreement dated as of January 1, 2005, and as amended by that certain Eighth Amendment to Loan Agreement dated as of April 1, 2005 (the "Agreement"). Unless otherwise defined in this Eighth Amendment, capitalized terms shall have the meaning given to them in the Agreement.

                  B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Ninth Amendment to evidence such modification.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:


                  1. Paragraph 1.1, "Maturity Date", is hereby amended by changing the date to "June 1, 2006".

                  Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.




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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Ninth
Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                DIVERSICARE ASSISTED LIVING SERVICES NC II,
                                LLC, a Delaware limited liability company

                                By: Diversicare Assisted Living Services NC, LLC
                                Its: Sole Member

                                         By: /s/ Glynn Riddle
                                             ---------------------------
                                                Glynn Riddle,
                                                 Chief Financial Officer


                                GMAC COMMERCIAL MORTGAGE
                                 CORPORATION, a California corporation

                                By: /s/ Laura Y. McDonald
                                    ------------------------------------
                                  Its: Senior Vice President
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